UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

STAAR Surgical Company

(Name of Registrant as Specified In Its Charter)

Broadwood Partners, L.P.

Broadwood Capital, Inc.

Neal C. Bradsher

Richard T. LeBuhn

Natalie R. Capasso

Raymond A. Myers

Jason J. Martin

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On September 17, 2025, Broadwood Partners, L.P. (“Broadwood Partners”) and the other parties named therein filed with the U.S. Securities and Exchange Commission (the “SEC”) an Amendment No. 37 to their Schedule 13D with respect to STAAR Surgical Company (the “Company”), a copy of which is filed herewith as Exhibit 1.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Broadwood Partners, Broadwood Capital, Inc., Neal C. Bradsher, Richard T. LeBuhn, Natalie R. Capasso, Raymond A. Myers and Jason J. Martin (collectively, the “Participants”) are participants in the solicitation of proxies from the stockholders of the Company in connection with the special meeting of stockholders scheduled for October 23, 2025 (including any adjournments, postponements, reschedulings or continuations thereof, the “Special Meeting”). The Participants have filed a preliminary proxy statement and intend to file with the SEC a definitive proxy statement and accompanying GREEN Proxy Card to be used in connection with any such solicitation of proxies from the Company’s stockholders for the Special Meeting. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING AND additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and an accompanying GREEN Proxy Card will be furnished to some or all of the Company’s stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by the Participants with the SEC on September 17, 2025 and is available here.

Exhibit 1

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 13D Under the Securities Exchange Act of 1934 (Amendment No. 37)*

STAAR SURGICAL CO

(Name of Issuer)

Common Stock, par value $0.01 per share

(Title of Class of Securities)

852312305

(CUSIP Number)
Neal C. Bradsher c/o Broadwood Capital, Inc. 156 West 56th Street, 3rd Floor New York, NY, 10019 (212) 508-5735

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

09/15/2025

(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Broadwood Partners, L.P. (0001278386)
2	Check the appropriate box if a member of a Group (See Instructions) (a) X (b)
3	SEC use only
4	Source of funds (See Instructions) WC
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)
6	Citizenship or place of organization DELAWARE
Number of Shares Beneficially Owned by Each Reporting Person With:	7 Sole Voting Power 0.00 8 Shared Voting Power 13,519,491.00 9 Sole Dispositive Power 0.00 10 Shared Dispositive Power 13,519,491.00
11	Aggregate amount beneficially owned by each reporting person 13,519,491.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)
13	Percent of class represented by amount in Row (11) 27.4%
14	Type of Reporting Person (See Instructions) PN

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Broadwood Capital, Inc.
2	Check the appropriate box if a member of a Group (See Instructions) (a) X (b)
3	SEC use only
4	Source of funds (See Instructions) AF
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)
6	Citizenship or place of organization NEW YORK
Number of Shares Beneficially Owned by Each Reporting Person With:	7 Sole Voting Power 0.00 8 Shared Voting Power 13,519,491.00 9 Sole Dispositive Power 0.00 10 Shared Dispositive Power 13,519,491.00
11	Aggregate amount beneficially owned by each reporting person 13,519,491.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)
13	Percent of class represented by amount in Row (11) 27.4%
14	Type of Reporting Person (See Instructions) CO, IA

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Neal C. Bradsher
2	Check the appropriate box if a member of a Group (See Instructions) (a) X (b)
3	SEC use only
4	Source of funds (See Instructions) AF, PF
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)
6	Citizenship or place of organization UNITED STATES
Number of Shares Beneficially Owned by Each Reporting Person With:	7 Sole Voting Power 25,900.00 8 Shared Voting Power 13,519,491.00 9 Sole Dispositive Power 25,900.00 10 Shared Dispositive Power 13,519,491.00
11	Aggregate amount beneficially owned by each reporting person 13,545,391.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)
13	Percent of class represented by amount in Row (11) 27.4%
14	Type of Reporting Person (See Instructions) IN, HC

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Richard T. LeBuhn
2	Check the appropriate box if a member of a Group (See Instructions) (a) X (b)
3	SEC use only
4	Source of funds (See Instructions) PF
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)
6	Citizenship or place of organization UNITED STATES
Number of Shares Beneficially Owned by Each Reporting Person With:	7 Sole Voting Power 21,280.00 8 Shared Voting Power 6.00 9 Sole Dispositive Power 21,280.00 10 Shared Dispositive Power 6.00
11	Aggregate amount beneficially owned by each reporting person 21,286.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) X
13	Percent of class represented by amount in Row (11) 0.0%
14	Type of Reporting Person (See Instructions) IN

Comment for Type of Reporting Person:	Box 11 - Does not include 2,532 Shares over which Mr. LeBuhn does not have direct or indirect beneficial ownership. Such shares are held in three separate irrevocable trusts for Mr. LeBuhn's daughters in which Mr. LeBuhn has no voting or dispositive power and disclaims any beneficial ownership interest in such shares.

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Natalie R. Capasso
2	Check the appropriate box if a member of a Group (See Instructions) (a) X (b)
3	SEC use only
4	Source of funds (See Instructions)
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)
6	Citizenship or place of organization UNITED STATES
Number of Shares Beneficially Owned by Each Reporting Person With:	7 Sole Voting Power 0.00 8 Shared Voting Power 0.00 9 Sole Dispositive Power 0.00 10 Shared Dispositive Power 0.00
11	Aggregate amount beneficially owned by each reporting person 0.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)
13	Percent of class represented by amount in Row (11) 0%
14	Type of Reporting Person (See Instructions) IN

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Raymond A. Myers
2	Check the appropriate box if a member of a Group (See Instructions) (a) X (b)
3	SEC use only
4	Source of funds (See Instructions)
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)
6	Citizenship or place of organization UNITED STATES
Number of Shares Beneficially Owned by Each Reporting Person With:	7 Sole Voting Power 0.00 8 Shared Voting Power 0.00 9 Sole Dispositive Power 0.00 10 Shared Dispositive Power 0.00
11	Aggregate amount beneficially owned by each reporting person 0.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)
13	Percent of class represented by amount in Row (11) 0%
14	Type of Reporting Person (See Instructions) IN

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Jason J. Martin
2	Check the appropriate box if a member of a Group (See Instructions) (a) X (b)
3	SEC use only
4	Source of funds (See Instructions)
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)
6	Citizenship or place of organization UNITED STATES
Number of Shares Beneficially Owned by Each Reporting Person With:	7 Sole Voting Power 0.00 8 Shared Voting Power 0.00 9 Sole Dispositive Power 0.00 10 Shared Dispositive Power 0.00
11	Aggregate amount beneficially owned by each reporting person 0.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)
13	Percent of class represented by amount in Row (11) 0%
14	Type of Reporting Person (See Instructions) IN

Comment for Type of Reporting Person:

SCHEDULE 13D

Item 1.	Security and Issuer

(a)	Title of Class of Securities: Common Stock, par value $0.01 per share

(b)	Name of Issuer: STAAR SURGICAL CO

(c)	Address of Issuer's Principal Executive Offices: 25510 Commercentre Drive, Lake Forest, CA 92630

Item 1 Comment:	This Amendment No. 37 to the Schedule 13D ("Amendment No. 37"), amends and supplements the statement on Schedule 13D filed with the U.S. Securities and Exchange Commission (the "SEC") on October 12, 2004, (the "Original Schedule 13D," as amended, the "Schedule 13D") with respect to shares of common stock, par value $0.01 per share (the "Shares") of STAAR Surgical Company (the "Issuer"). Capitalized terms used but not otherwise defined in this Amendment No. 37 have the meanings set forth in the Schedule 13D.

Item 2.	Identity and Background

(a)	Item 2 is hereby amended and restated in its entirety as follows: This Schedule 13D is being filed by: (i) Broadwood Partners, L.P. ("Broadwood Partners"); (ii) Broadwood Capital, Inc. ("Broadwood Capital"); (iii) Neal C. Bradsher; (iv) Richard T. LeBuhn; (v) Natalie R. Capasso; (vi) Raymond A. Myers; and (vii) Jason J. Martin. Each of the foregoing is referred to as a "Reporting Person" and collectively as the "Reporting Persons." Each of the Reporting Persons is a party to that certain Joint Filing and Solicitation Agreement, as further described in Item 6. Accordingly, the Reporting Persons are hereby filing a joint Schedule 13D.

(b)	The principal business address of each of the Reporting Persons is: c/o Broadwood Capital, Inc., 156 West 56th Street, 3rd Floor, New York, New York 10019.

(c)	Broadwood Capital is an investment adviser registered with the U.S. Securities and Exchange Commission (the "SEC") that is principally engaged in the business of providing investment advisory services. Broadwood Partners is a pooled investment vehicle that is principally engaged in the business of investing its assets in securities. Broadwood Capital serves as the general partner of Broadwood Partners. Mr. Bradsher is the President of Broadwood Capital. Mr. LeBuhn is the Executive Vice President of Broadwood Capital. Ms. Capasso is the Vice President of Broadwood Capital. Mr. Myers is the Vice President of Broadwood Capital. Mr. Martin is the Vice President - Operations of Broadwood Capital.

(d)	None of the Reporting Persons has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)	None of the Reporting Persons has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Broadwood Partners is organized as a limited partnership in Delaware. Broadwood Capital is organized as a corporation in New York. Each of Mr. Bradsher, Mr. LeBuhn, Ms. Capasso, Mr. Myers and Mr. Martin is a citizen of the United States of America.

Item 3.	Source and Amount of Funds or Other Consideration

Item 3 is hereby amended and supplemented by the addition of the following: The funds for the purchase of the 21,286 Shares beneficially owned by Mr. LeBuhn came from his personal funds. The aggregate purchase price of the 21,286 Shares beneficially owned by Mr. LeBuhn is approximately $135,888.02, including brokerage commissions. No borrowed funds were used to purchase the Shares beneficially owned by Mr. LeBuhn.

Item 4.	Purpose of Transaction

Item 4 is hereby amended and supplemented by the addition of the following: On September 15, 2025, the Reporting Persons filed a preliminary proxy statement (the "Preliminary Proxy Statement") and accompanying GREEN Proxy Card with the SEC to be used to solicit proxies for the purpose of voting upon the proposed acquisition of the Issuer (the "Proposed Merger") by Alcon Research, LLC, a Delaware limited liability company ("Alcon"), in connection with the Agreement and Plan of Merger, dated as of August 4, 2025 (as it may be amended from time to time, the "Merger Agreement") by and among the Issuer, Alcon and Rascasse Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Alcon, at the special meeting of stockholders scheduled for October 23, 2025 (including any adjournments, postponements, reschedulings or continuations thereof, the "Special Meeting"). At the Special Meeting, the Reporting Persons will seek to oppose stockholder approval of (i) the Issuer's proposal to approve the Proposed Merger and the other transactions contemplated by the Merger Agreement (the "Merger Agreement Proposal") and (ii) the Issuer's proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company's named executive officers in connection with the Merger Agreement and the transactions contemplated thereby (the "Compensation Proposal"). Details of the Merger Agreement Proposal, including information about the Reporting Persons reasons for opposing the Proposed Merger, can be found in the Preliminary Proxy Statement, which is available at no charge on the SEC's website at http://www.sec.gov. The Reporting Persons intend to commence the solicitation of proxies from the Issuer's stockholders after they have filed their definitive proxy statement with the SEC. Except as otherwise set forth herein, the Reporting Persons do not have any present plan or proposals which would relate to, or result in a change in the present board of directors or management of the Issuer, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board; however, the Reporting Persons intend to review their investment in the Issuer and other plans or proposals related thereto on a continuing basis, and depending on various factors, including, but not limited to, the Issuer's financial position, a potential superior transaction in lieu of the Proposed Merger, the price levels of the Shares, conditions in the securities markets and general economic and industry conditions, the Issuer's interest in the Reporting Persons supporting the Issuer with the recruiting and nominating of new directors and executives, if necessary, to ensure that the Issuer fulfills its promise to patients, employees, business partners and stockholders.

Item 5.	Interest in Securities of the Issuer

(a)	Item 5 is hereby amended and restated in its entirety as follows: The aggregate percentage of Shares reported to be beneficially owned by the Reporting Persons is based upon 49,354,123 Shares outstanding as of September 12, 2025, as disclosed in the definitive proxy statement filed with the SEC by the Issuer on September 16, 2025. As of the date hereof, Broadwood Partners may be deemed to beneficially own 13,519,491 Shares, representing approximately 27.4% of the Shares outstanding. As of the date hereof, Broadwood Capital may be deemed to beneficially own 13,519,491 Shares, representing approximately 27.4% of the Shares outstanding. As of the date hereof, Mr. Bradsher may be deemed to beneficially own 13,545,391 Shares, representing approximately 27.4% of the Shares outstanding. As of the date hereof, Mr. LeBuhn may be deemed to beneficially own 21,286 Shares, representing less than 0.1% of the Shares outstanding. As of the date hereof, none of Ms. Capasso, Mr. Myers or Mr. Martin owns Shares. By virtue of the Joint Filing and Solicitation Agreement, as discussed in Item 6, the Reporting Persons may be deemed to constitute a "group," pursuant to the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The filing of this Schedule 13D shall not be deemed an admission that the Reporting Persons are, for purposes of Section 13(d) of the Exchange Act, the beneficial owners of any securities of the Issuer that he, she or it does not directly own. Each of the Reporting Persons specifically disclaims beneficial ownership of the securities reported herein that he, she or it does not directly own.

(b)	Broadwood Partners has the sole power to vote or direct the vote of 0 Shares and the shared power to vote or direct the vote of 13,519,491 Shares. Broadwood Partners has sole power to dispose or direct the disposition of 0 Shares and the shared power to dispose or direct the disposition 13,519,491 Shares. Broadwood Capital has the sole power to vote or direct the vote of 0 Shares and the shared power to vote or direct the vote of 13,519,491 Shares. Broadwood Capital has sole power to dispose or direct the disposition of 0 Shares and the shared power to dispose or direct the disposition 13,519,491 Shares. Mr. Bradsher has the sole power to vote or direct the vote of 25,900 Shares and the shared power to vote or direct the vote of 13,519,491 Shares. Mr. Bradsher has sole power to dispose or direct the disposition of 25,900 Shares and the shared power to dispose or direct the disposition 13,519,491 Shares. Mr. LeBuhn has the sole power to vote or direct the vote of 21,280 Shares and the shared power to vote or direct the vote of 6 Shares. Mr. LeBuhn has the sole power to dispose or direct the disposition of 21,280 Shares and the shared power to dispose or direct the disposition of 6 Shares. 18 Shares are held in three separate accounts for Mr. LeBuhn's daughters, as to which he has voting and dispositive control. The 21,286 Shares do not include 2,532 Shares over which Mr. LeBuhn does not have direct or indirect beneficial ownership. Such 2,532 Shares are held in three separate irrevocable trusts for Mr. LeBuhn's daughters in which Mr. LeBuhn has no voting or dispositive power and disclaims any beneficial ownership interest in such Shares.

(c)	None of the Reporting Persons have effected any transactions in the Shares during the past 60 days.

(d)	No person other than the Reporting Persons is known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, any securities owned by the Reporting Persons.

(e)	N/A

Item 6.	Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer

Item 6 is hereby amended and supplemented by the addition of the following: On September 17, 2025, the Reporting Persons entered into a Joint Filing and Solicitation Agreement (the "Joint Filing and Solicitation Agreement") in which, among other things, the Reporting Persons agreed (i) to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to securities of the Issuer to the extent required by law, (ii) to form a group to solicit proxies against proposals related to the Proposed Merger submitted to stockholders for approval at the Special Meeting and (iii) that Broadwood Partners would bear all pre-approved expenses incurred in connection with the Reporting Persons' activities. The foregoing description of the Joint Filing and Solicitation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Joint Filing and Solicitation Agreement, which is attached hereto as Exhibit A and is incorporated herein by reference. Other than the Joint Filing and Solicitation Agreement, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons and between such persons and any person with respect to any securities of the Issuer, including, but not limited to, transfer or voting of any other securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, divisions of profits or loss or the giving or withholding of proxies.

Item 7.	Material to be Filed as Exhibits.

Item 6 is hereby amended and supplemented to add the following exhibit: Exhibit A Joint Filing and Solicitation Agreement, by and among, Broadwood Partners, L.P., Broadwood Capital, Inc., Neal C. Bradsher, Richard T. LeBuhn, Natalie R. Capasso, Raymond A. Myers and Jason J. Martin, dated September 17, 2025.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Broadwood Partners, L.P.

Signature:	/s/ Neal C. Bradsher

Name/Title:	Neal C. Bradsher, President of Broadwood Capital, Inc.

Date:	09/17/2025

Broadwood Capital, Inc.

Signature:	/s/ Neal C. Bradsher

Name/Title:	Neal C. Bradsher, President

Date:	09/17/2025

Neal C. Bradsher

Signature:	/s/ Neal C. Bradsher

Name/Title:	Neal C. Bradsher

Date:	09/17/2025

Richard T. LeBuhn

Signature:	/s/ Richard T. LeBuhn

Name/Title:	Richard T. LeBuhn

Date:	09/17/2025

Natalie R. Capasso

Signature:	/s/ Natalie R. Capasso

Name/Title:	Natalie R. Capasso

Date:	09/17/2025

Raymond A. Myers

Signature:	/s/ Raymond A. Myers

Name/Title:	Raymond A. Myers

Date:	09/17/2025

Jason J. Martin

Signature:	/s/ Jason J. Martin

Name/Title:	Jason J. Martin

Date:	09/17/2025

Comments accompanying signature:

Exhibit A

JOINT FILING AND SOLICITATION AGREEMENT

WHEREAS, certain of the undersigned are stockholders, direct or beneficial, of STAAR Surgical Company, a Delaware corporation (the “Company”); and

WHEREAS, Broadwood Partners, L.P., a Delaware limited partnership (“Broadwood Partners”), Broadwood Capital, Inc., a New York corporation, Neal C. Bradsher, Richard T. LeBuhn, Natalie R. Capasso, Raymond A. Myers and Jason J. Martin wish to form a group for the purpose of soliciting proxies from the Company’s stockholders to oppose the proposed acquisition of the Company (the “Proposed Merger”) by Alcon Research, LLC, a Delaware limited liability company, at the Company’s upcoming special meeting of stockholders (including any adjournments, postponements, reschedulings or continuations thereof, the “Special Meeting”), and for the purpose of taking all other action necessary to achieve the foregoing.

NOW, IT IS AGREED, this 17th day of September 2025 by the parties hereto:

1. In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the undersigned (collectively, the “Group”) agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company. Each member of the Group shall be responsible for the accuracy and completeness of his, her or its own disclosure therein, and is not responsible for the accuracy and completeness of the information concerning the other members, unless such member knows or has reason to know that such information is inaccurate. Broadwood Partners or its representative shall provide each member of the Group with copies of all Schedule 13D filings and other public filings to be filed on behalf of such member at least 12 hours prior to the filing or submission thereof.

2. So long as this agreement is in effect, each of the undersigned shall provide written notice to Mr. Bradsher of (i) any of his, her or its purchases or sales of securities of the Company; or (ii) any securities of the Company over which he, she or it acquires or disposes of beneficial ownership. Notice shall be given no later than 24 hours after each such transaction.

3. Each of the undersigned agrees to form the Group for the purpose of (i) soliciting proxies or written consents against the proposals related to the Proposed Merger submitted to stockholders for approval at the Special Meeting, (ii) taking such other actions as the parties deem advisable and (iii) taking all other action necessary or advisable to achieve the foregoing.

4. Broadwood Partners shall have the right to pre-approve all expenses incurred in connection with the Group’s activities and agree to pay directly all such pre-approved expenses without any reimbursement for such expenses being owed or paid to Broadwood Partners by any other party to this Agreement.

5. Each of the undersigned agrees that any SEC filing, press release or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group’s activities set forth herein (collectively, “Communications”) shall be first approved by Broadwood Partners, or its representatives, and by Mr. Bradsher to the extent any such Communications refer to the Group’s activities set forth in Section 3. In addition, Broadwood Partners, or its representatives, shall have sole discretion over the content and timing of private communications, negotiating positions and / or settlement terms taken on behalf of the Group in connection with any potential resolution of the Group’s solicitation in opposition to the Proposed Merger or any definitive agreement with respect to the Special Meeting or the other purposes set forth in Section 3.

6. The relationship of the parties hereto as members of the Group in connection with the activities set forth in Section 3 shall be limited to carrying on the business of the Group in accordance with the terms of this Agreement. Such relationship shall be construed and deemed to be for the sole and limited purpose of carrying on such business as described herein. Nothing herein shall be construed to authorize any party to act as an agent for any other party, or to create a joint venture or partnership, or to constitute an indemnification. Nothing herein shall restrict any party’s right to purchase or sell securities of the Company, as he, she or it deems appropriate, in his, her or its sole discretion, provided that all such sales are made in compliance with all applicable securities laws.

7. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

8. In the event of any dispute arising out of the provisions of this Agreement or his, her or its investment in the Company, the parties hereto consent and submit to the exclusive jurisdiction of the Federal and State Courts in the State of Delaware.

9. Any party hereto may terminate his, her or its obligations under this Agreement on 24 hours’ written notice to all other parties, with a copy by email to Neal C. Bradsher, c/o: Broadwood Partners, L.P., neal@broadwoodcapital.com.

10. Each party acknowledges that Broadwood Partners shall, in its sole discretion, select and retain counsel for both the Group and Broadwood Partners and its affiliates relating to his, her or its investment in the Company.

11. Each of the undersigned parties hereby agrees that this Agreement shall be filed as an exhibit to a Schedule 13D pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

DATE: September 17, 2025

BROADWOOD PARTNERS, L.P.

By:	/s/ Neal C. Bradsher
Name:	Neal C. Bradsher
Title:	President of Broadwood Capital, Inc.

BROADWOOD CAPITAL, INC.

By:	/s/ Neal C. Bradsher
Name:	Neal C. Bradsher
Title:	President

NEAL C. BRADSHER

/s/ Neal C. Bradsher

RICHARD T. LEBUHN

/s/ Richard T. LeBuhn

NATALIE R. CAPASSO

/s/ Natalie R. Capasso

RAYMOND A. MYERS

/s/ Raymond A. Myers

JASON J. MARTIN

/s/ Jason J. Martin